Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH Amendment to Credit Agreement (the “Amendment”) is made and entered into as of August 23, 2010, by and between BANK OF THE WEST (the “Bank”) and VOLCOM, INC. (the “Borrower”) with respect to the following:

This Amendment shall be deemed to be a part of and subject to that certain Credit Agreement dated as of July 20, 2006, as it may be amended from time to time, and any and all addenda and riders thereto (collectively the “Agreement”). Unless otherwise defined herein, all terms used in this Amendment shall have the same meanings as in the Agreement. To the extent that any of the terms or provisions of this Amendment conflict with those contained in the Agreement, the terms and provisions contained herein shall control.

WHEREAS, the Borrower and the Bank mutually desire to extend and/or modify the Agreement.

NOW THEREFORE, for value received and hereby acknowledged, the Borrower and the Bank agree as follows:

1.	Extension of Expiration Date. The Expiration Date provided for in Section 1.1.14 of the Agreement shall be extended to August 31, 2012.

2.	Additional Provision for Certain Defined Terms. A new Section 1.1.39 is added to the Agreement which reads as follows:

1.1.39	“Expiration Date of the Foreign Exchange Facility”: shall mean August 31, 2012, or the date of termination of the Bank’s commitment to lend under this Agreement pursuant to Section 7, whichever shall occur first.

3.	Modification of the Foreign Exchange Facility. All references to “Expiration Date” set forth in Section 2.3 of the Agreement are hereby changed to be “Expiration Date of the Foreign Exchange Facility”.

4.	Representations and Warranties. The Borrower hereby reaffirms the representations and warranties contained in the Agreement.

5.	Confirmation of Other Terms and Conditions of the Agreement. Except as specifically provided in this Amendment, all other terms, conditions and covenants of the Agreement unaffected by this Amendment shall remain unchanged and shall continue in full force and effect and the Borrower hereby covenants and agrees to perform and observe all terms, covenants and agreements provided for in the Agreement, as hereby amended.

6.	Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of California to which jurisdiction the parties hereto hereby consent and submit.

7.	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first hereinabove written.

BANK:		BORROWER:

BANK OF THE WEST		VOLCOM, INC.

BY:	/s/ Cecile Segovia	BY:	/s/ Richard R. Woolcott
NAME:	Cecile Segovia, Vice President	NAME:	Richard R. Woolcott, CEO

		BY:	/s/ Douglas P. Collier
		NAME:	Douglas P. Collier, CFO and Secretary

ADDRESS:

1740 Monrovia Avenue Costa Mesa, CA 92627

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND Amendment to Credit Agreement (the “Amendment”) is made and entered into as of August 23, 2010, by and between BANK OF THE WEST (the “Bank”) and VOLCOM INTERNATIONAL SARL (the “Borrower”) with respect to the following:

This Amendment shall be deemed to be a part of and subject to that certain Credit Agreement dated as of November 9, 2006, as it may be amended from time to time, and any and all addenda and riders thereto (collectively the “Agreement”). Unless otherwise defined herein, all terms used in this Amendment shall have the same meanings as in the Agreement. To the extent that any of the terms or provisions of this Amendment conflict with those contained in the Agreement, the terms and provisions contained herein shall control.

WHEREAS, the Borrower and the Bank mutually desire to extend and/or modify the Agreement.

NOW THEREFORE, for value received and hereby acknowledged, the Borrower and the Bank agree as follows:

1.	Extension of Expiration Date. The Expiration Date provided for in Section 1.1.7 of the Agreement shall be extended to August 31, 2012.

2.	Representations and Warranties. The Borrower hereby reaffirms the representations and warranties contained in the Agreement.

3.	Confirmation of Other Terms and Conditions of the Agreement. Except as specifically provided in this Amendment, all other terms, conditions and covenants of the Agreement unaffected by this Amendment shall remain unchanged and shall continue in full force and effect and the Borrower hereby covenants and agrees to perform and observe all terms, covenants and agreements provided for in the Agreement, as hereby amended.

4.	Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of California to which jurisdiction the parties hereto hereby consent and submit.

5.	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first hereinabove written.

BANK:		BORROWER:

BANK OF THE WEST		VOLCOM INTERNATIONAL SARL

BY:	/s/ Cecile Segovia	By:	VOLCOM, INC.
NAME:	Cecile Segovia, Vice President

			BY:	/s/ Richard R. Woolcott
			Name:	Richard R. Woolcott, CEO

			By:	/s/ Douglas Collier
			Name:	Douglas Collier, CFO and Secretary

ADDRESS:
1740 Monrovia Avenue
Costa Mesa, CA 92627

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND Amendment to Credit Agreement (the “Amendment”) is made and entered into as of August 23, 2010, by and between BANK OF THE WEST (the “Bank”) and VOLCOM SAS (the “Borrower”) with respect to the following:

This Amendment shall be deemed to be a part of and subject to that certain Credit Agreement dated as of November 9, 2006, as it may be amended from time to time, and any and all addenda and riders thereto (collectively the “Agreement”). Unless otherwise defined herein, all terms used in this Amendment shall have the same meanings as in the Agreement. To the extent that any of the terms or provisions of this Amendment conflict with those contained in the Agreement, the terms and provisions contained herein shall control.

WHEREAS, the Borrower and the Bank mutually desire to extend and/or modify the Agreement.

NOW THEREFORE, for value received and hereby acknowledged, the Borrower and the Bank agree as follows:

1.	Extension of Expiration Date. The Expiration Date provided for in Section 1.1.7 of the Agreement shall be extended to August 31, 2012.

2.	Representations and Warranties. The Borrower hereby reaffirms the representations and warranties contained in the Agreement.

3.	Confirmation of Other Terms and Conditions of the Agreement. Except as specifically provided in this Amendment, all other terms, conditions and covenants of the Agreement unaffected by this Amendment shall remain unchanged and shall continue in full force and effect and the Borrower hereby covenants and agrees to perform and observe all terms, covenants and agreements provided for in the Agreement, as hereby amended.

4.	Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of California to which jurisdiction the parties hereto hereby consent and submit.

5.	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first hereinabove written.

BANK:		BORROWER:

BANK OF THE WEST		VOLCOM SAS

BY:	/s/ Cecile Segovia	BY:	VOLCOM, INC.
NAME:	Cecile Segovia, Vice President
			By:	/s/ Richard R. Woolcott
			Name:	Richard R. Woolcott, CEO

			By:	/s/ Douglas Collier
			Name:	Douglas Collier, CFO and Secretary

ADDRESS:
1740 Monrovia Avenue
Costa Mesa, CA 92627